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                                                                  EXHIBIT (A)(3)
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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                                McM CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, par value $1.00 per share (the "Shares"), of the Company, are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Wachovia Bank, N.A., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase (as defined below)) or
(iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                              WACHOVIA BANK, N.A.
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     By Registered Mail:           By Overnight Courier:                     By Hand:                       New York Drop:
   c/o Wachovia Bank, N.A        c/o Wachovia Bank, N.A.            c/o Wachovia Bank, N.A.              Wachovia Bank, N.A.
 Corporate Reorganizations      Corporate Reorganizations       Shareholder Services Department       c/o Boston Equiserve L.P.
       P.O. Box 9061               70 Campareili Drive         Wachovia East Building, 2nd Floor     Corporate Reorganizations,
Boston, Massachusetts 02205   Braintree, Massachusetts 02184        301 North Church Street                  3rd Floor
                                                               Winston-Salem, North Carolina 27101          55 Broadway
                                                                                                      New York, New York 10006
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                           By Facsimile Transmission:

                        (for Eligible Institutions Only)
                                 (781) 794-6352

                             Confirm by Telephone:
                                 (781) 848-0505

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to IAT Reinsurance Syndicate Ltd.., a Bermuda corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 23, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase.

Number of Shares:
-----------------------------------

Certificate Nos. (If available):

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Check one box if Shares will be delivered
  by book-entry transfer:

[ ] The Depository Trust Company

[ ] Philadelphia Depository Trust Company

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Name of Tendering Institution

Account No:
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Signature(s) of Holder(s):

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Dated:
----------------------------------------, 1998

Name(s) of Holders:

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------------------------------------------------------
Please Type or Print

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Address

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                                              Zip Code

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Area Code and Tel. No.:

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or which is a commercial bank or trust company having an office or correspondent in the United States that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary, at one of its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three New York Stock Exchange trading days of the date hereof.

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-----------------------------------------------------       -----------------------------------------------------
Name of Firm                                                Authorized Signature
-----------------------------------------------------       -----------------------------------------------------
Address                                                     Title
-----------------------------------------------------       Name: -----------------------------------------------
                                            Zip Code              Please Type or Print
-----------------------------------------------------       Date:  ----------------------------------------, 1998
Area Code and Telephone No.
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      DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES
                SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.